Exhibit 99.1

                        Form 4 Joint Filer Information

----------------------------------- -------------------------------------------
Name:                               DiMaio Ahmad Management LLC
----------------------------------- -------------------------------------------
----------------------------------- -------------------------------------------
Address:                            c/o DiMaio Ahmad Capital LLC
                                    277 Park Ave
                                    New York, NY 10172
----------------------------------- -------------------------------------------
----------------------------------- -------------------------------------------
Designated Filer:                   DiMaio Ahmad Capital LLC
----------------------------------- -------------------------------------------
----------------------------------- -------------------------------------------
Issuer & Ticker Symbol:             SunCom Wireless Holdings, Inc. [TPC]
----------------------------------- -------------------------------------------
----------------------------------- -------------------------------------------
Date of Event Requiring Statement:  November 1,2007, November 2, 2007
----------------------------------- -------------------------------------------
----------------------------------- -------------------------------------------
Signature:                           /s/ Nasser Ahmad, authorized signatory for
                                     DiMaio Ahmad Management LLC
----------------------------------- -------------------------------------------
----------------------------------- -------------------------------------------

----------------------------------- -------------------------------------------
----------------------------------- -------------------------------------------
Name:                               Jack DiMaio
----------------------------------- -------------------------------------------
----------------------------------- -------------------------------------------
Address:                            c/o DiMaio Ahmad Capital LLC
                                    277 Park Ave
                                    New York, NY 10172
----------------------------------- -------------------------------------------
----------------------------------- -------------------------------------------
Designated Filer:                   DiMaio Ahmad Capital LLC
----------------------------------- -------------------------------------------
----------------------------------- -------------------------------------------
Issuer & Ticker Symbol:             SunCom Wireless Holdings, Inc. [TPC]
----------------------------------- -------------------------------------------
----------------------------------- -------------------------------------------
Date of Event Requiring Statement:  November 1,2007, November 2, 2007
----------------------------------- -------------------------------------------
----------------------------------- -------------------------------------------
Signature:                          /s/ Jack DiMaio
----------------------------------- -------------------------------------------
----------------------------------- -------------------------------------------

----------------------------------- -------------------------------------------
----------------------------------- -------------------------------------------
Name:                               Nasser Ahmad
----------------------------------- -------------------------------------------
----------------------------------- -------------------------------------------
Address:                            c/o DiMaio Ahmad Capital LLC
                                    277 Park Ave
                                    New York, NY 10172
----------------------------------- -------------------------------------------
----------------------------------- -------------------------------------------
Designated Filer:                   DiMaio Ahmad Capital LLC
----------------------------------- -------------------------------------------
----------------------------------- -------------------------------------------
Issuer & Ticker Symbol:             SunCom Wireless Holdings, Inc. [TPC]
----------------------------------- -------------------------------------------
----------------------------------- -------------------------------------------
Date of Event Requiring Statement:  November 1,2007, November 2, 2007
----------------------------------- -------------------------------------------
----------------------------------- -------------------------------------------
Signature:                          /s/ Nasser Ahmad
----------------------------------- -------------------------------------------